ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of accounting estimates and judgements [Abstract]
ACCOUNTING ESTIMATES AND JUDGEMENTS
29.	ACCOUNTING ESTIMATES AND JUDGEMENTS

The preparation of these financial statements requires the Group to make estimates and judgements that affect the reported amount of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.

On an on-going basis, the Group evaluates these estimates, including those related to intangible assets, contingencies and litigation. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Key sources of estimation uncertainty

Note 12 contains information about the assumptions and the risk factors relating to goodwill impairment. Note 19 outlines information regarding the valuation of share options. Note 22 outlines the valuation techniques used by the Company in determining the fair value of the Group’s interest-bearing loans and borrowings. In Note 26, detailed analysis is given about the interest rate risk, credit risk, liquidity risk and foreign exchange risk of the Group.

Critical accounting judgements in applying the Group’s accounting policies

Certain critical accounting judgements in applying the Group’s accounting policies are described below:

Revenue Recognition

No revenue is recognised if there is uncertainty regarding recovery of the consideration due at the outset of the transaction. We make a judgement as to the collectability of invoiced sales based on an assessment of the individual debtor taking into account past payment history, the probability of default or delinquency in payments and the probability that debtor will enter into financial difficulties or bankruptcy.

Some customer contracts could be regarded as offering the customer a right of return. Due to the uncertainty of the magnitude and likelihood of product returns, there is a level of estimation involved in assessing the amount of revenue to be recognized for these types of contracts. In accordance with IFRS 15, when estimating the effect of an uncertainty on an amount of variable consideration to which the Group will be entitled, all information that is reasonably available, including historical, current and forecast, is considered.

We operate a licenced reference laboratory in New York, USA that specializes in diagnostics for autoimmune diseases. The laboratory provides testing services to two types of customers. Firstly, institutional customers, such as hospitals and commercial diagnostic testing providers, and secondly insurance companies on behalf of their policyholders. The revenue recognition for services provided to insurance companies requires some judgement. In the US, there are rules requiring all insurance companies to be billed the same amount per test. However, the amount that each insurance company pays for a particular test varies according to their own internal policies and this can typically be considerably less than the amount invoiced. We recognise lab services revenue for insurance companies by taking the invoiced amount and reducing it by an estimated percentage based on historical payment data. We review the percentage reduction annually based on the latest data. As a practical expedient, and in accordance with IFRS, we apply a portfolio approach to the insurance companies as they have similar characteristics. We judge that the effect on the financial statements of using a portfolio approach for the insurance companies will not differ materially from applying IFRS 15 to the individual contracts within that portfolio.

At December 31, 2022 US$114,000 (2021: US$141,000) (2020: US$4,445,000) of revenue was deferred in accordance with IFRS15. For further information, refer to Note 20.

Research and development expenditure – capitalized development costs

Under IFRS as issued by IASB, the Group writes off research and development expenditure as incurred, with the exception of expenditure on projects whose outcome has been assessed with reasonable certainty as to technical feasibility, commercial viability and recovery of costs through future revenues. Such expenditure is capitalised at cost within intangible assets and amortised over its expected useful life of 15 years, which commences when commercial production starts. For further information, refer to Note 12.

Acquired in-process research and development (IPR&D) is valued at its fair value at acquisition date in accordance with IFRS 3. The Company determines this fair value by adopting the income approach valuation technique. Once the fair value has been determined, the Company will recognise the IPR&D as an intangible asset when it: (a) meets the definition of an asset and (b) is identifiable (i.e., is separable or arises from contractual or other legal rights).

Factors which impact our judgement to capitalise certain research and development expenditure include the degree of regulatory approval for products and the results of any market research to determine the likely future commercial success of products being developed. We review these factors each year to determine whether our previous estimates as to feasibility, viability and recovery should be changed.

At December 31, 2022 the carrying value of capitalised development costs was US$17,008,000 (2021: US$17,679,000) (see Item 18, Note 12 to the consolidated financial statements). The decrease in 2022 was mainly as a result, an impairment charge of US$4,623,000 and amortisation of US$479,000, partially offset by additions of US$4,475,000.

Impairment of intangible assets and goodwill

Definite lived intangible assets are reviewed for indicators of impairment periodically while goodwill and indefinite lived assets are tested for impairment at least annually, individually or at the cash-generating unit level.

Factors considered important, as part of an impairment review, include the following:

•	Significant underperformance relative to expected historical or projected future operating results;

•	Significant changes in the manner of our use of the acquired assets or the strategy for our overall business;

•	Obsolescence of products;

•	Significant decline in our stock price for a sustained period; and

•	Our market capitalisation relative to net book value.

When we determine that the carrying value of intangibles, non-current assets and related goodwill may not be recoverable based upon the existence of one or more of the above indicators of impairment, any impairment is measured based on our estimates of projected net discounted cash flows expected to result from that asset, including eventual disposition. Our estimated impairment could prove insufficient if our analysis overestimated the cash flows or conditions change in the future.

The impairment testing performed during the year ended December 31, 2022 identified an impairment loss in three CGUs, namely Biopool US Inc, Clark Laboratories Inc, and Trinity Biotech Do Brasil totalling US$1.2 million. For further information, refer to Note 12.

Allowance for slow-moving and obsolete inventory

We evaluate the realisability of our inventory on a case-by-case basis and make adjustments to our inventory provision based on our estimates of expected losses. We write off inventory that is approaching its “use-by” date and for which no further re-processing can be performed. We also consider recent trends in revenues for various inventory items and instances where the realisable value of inventory is likely to be less than its carrying value. Given the allowance is calculated on the basis of the actual inventory on hand at the particular balance sheet date, there were no material changes in estimates made during 2022, 2021 or 2020 which would have an impact on the carrying values of inventory during those periods, except as discussed below. At December 31, 2022 our allowance for slow moving and obsolete inventory was US$16.3 million which represents approximately 42.0% of gross inventory value. At December 31, 2021 our allowance for slow moving and obsolete inventory was US$12.1 million which represented approximately 29.3% of gross inventory value and at December 31, 2020 the provision was US$9.8 million, or approximately 24.5% of gross inventory value. The estimated allowance for slow moving and obsolete inventory as a percentage of gross inventory has increased between 2022 and 2021 due to significant increases in the provision for the following categories of inventory:

(i)
VTM inventory – there has been no evidence during the winter season of 2022-23 of significant peaks in demand for VTM products. This has led management to revisit the strategy of maintaining significant levels of raw materials inventory to meet demand peaks. Consequently, the provision for this inventory was increased by US$3.5 million in 2022 reflecting our estimate of its net realisable value.

(ii)
Tri-stat inventory – the Company undertook a strategic review of our Tri-stat instrument line as part of a broader review of our haemoglobins product portfolio. Management decided to limit sales of Tri-stat to certain targeted partnerships and as a consequence the value of this inventory was written down by US0.3 million to reflect the revised outlook.

(iii)
Raw materials and work in progress failing to meet our revised quality policy - the value of certain excess raw materials and work in progress was written down by US$0.9 million in 2022 following a review and an update to our relevant quality assurance policy.

Management is satisfied that the assumptions made with respect to future sales and production levels of these products are reasonable to ensure the adequacy of this provision. In the event that the estimate of the provision required for slow moving and obsolete inventory was to increase or decrease by 2% of gross inventory, which would represent a reasonably likely range of outcomes, then a change in allowance of US$0.8 million at December 31, 2022 (2021: US$0.8 million) (2020: US$0.8 million) would result. For further information, refer to Note 15.

Going Concern

The directors have considered the Group’s current financial position and cash flow projections, taking into account all known events and developments. The directors believe that the Group will be able to continue its operations for at least the next 12 months from the date of this report and that it is appropriate to continue to prepare the consolidated financial statements on a going concern basis.

At December 31, 2022, the Group had net current assets of US$29.3 million. At the date of this report, the Group’s liquidity position has substantially improved following the sale of its Fitzgerald life sciences business for cash proceeds of approximately US$30 million (subject to customary adjustments). This transaction substantially improves the Group’s capital structure by reducing gross debt by approximately US$10 million; with the balance of the proceeds (net of costs) providing significant capital for growth, transformation, and potentially further debt reduction. There are no material debt maturities until 2026.